UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2014

Date of reporting period: March 31, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

SEMI-ANNUAL REPORT

MARCH 31, 2014

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports.”

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •   Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 13, 2014

This report provides management’s discussion of fund performance for Sanford C. Bernstein Fund II, Inc. Intermediate Duration Institutional Portfolio (the “Portfolio”) for the semi-annual reporting period ended March 31, 2014.

Investment Objectives and Policies

The Portfolio’s investment objective is to provide safety of principal and a moderate to high rate of current income. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Adviser”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies.

Investment Results

The table on page 6 shows the Portfolio’s performance compared to its benchmark, the Barclays U.S. Aggregate Bond Index, and the Lipper Core Bond Funds Average (a comparison to peers of similarly managed funds, the “Lipper Average”) for the six- and 12-month periods ended March 31, 2014.

The Portfolio outperformed its benchmark and the Lipper Average for both the six- and 12-month reporting periods; sector and security selection were the primary positive drivers of relative performance. Within the Portfolio’s sector allocation, an underweight to Treasuries as well as non-benchmark exposure to high yield corporates and non-agency mortgages were positive contributors. Security selection within the Portfolio’s corporate holdings, particularly within banks, also contributed for both periods. Selection within agency mortgage holdings, specifically an underweight to medium- and high-coupon mortgage securities, which outperformed lower-coupon mortgages as rates began to climb, detracted.

The Portfolio utilized derivatives including Treasury futures and interest rate swaps to manage the overall duration positioning of the Portfolio; overall yield curve positioning was a modest detractor for both periods. Credit default swaps were utilized for both hedging and investment purposes, and currency forwards were utilized for hedging purposes, which had an immaterial impact for both periods.

Market Review and Investment Strategy

Global equity markets responded positively to economic improvement in key developed countries, and accommodative monetary policies of major central banks supported fixed-income during the six-month period ended March 31, 2014. In the U.S., solid data on employment, consumer spending and housing pointed to continued economic recovery. Despite wide differences between individual countries, the euro area showed signs of modest economic growth, reflected by stronger manufacturing activity and an increase in consumer confidence. In Japan, both employment growth and core inflation have turned positive, suggesting that the aggressive government efforts to reverse a decade of deflation and stimulate growth are delivering results.

By contrast, emerging markets continued to underperform developed markets, as sluggish exports and weak domestic demand have hampered economic growth in several bellwether countries such as China and Brazil. Investors were also concerned about the impact on growth for those emerging-market countries that have relied on abundant global liquidity and low interest rates to finance government spending as the U.S. Federal Reserve (the “Fed”) reined in its bond purchase program.

The direction of U.S. federal policy also played a significant role in market activity in the six-month period. Fixed-income markets underperformed in the beginning of the period, as

(Portfolio Manager Commentary continued on next page)

2014 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

interest rates rose in response to signals by the Fed that it would consider reducing its bond-buying program, which then came to pass in December. At the end of the period, however, capital markets rebounded with almost all major fixed-income sectors outperforming (with the notable exception of local-currency emerging-market debt), as Fed Chair Janet Yellen reaffirmed that tapering should continue unabated. Investors were encouraged to hear that the program is expected to be reduced in measured steps, and that monetary stance should remain accommodative for the foreseeable future.

The Portfolio remained underweight U.S. Treasuries and agency mortgages with an overweight to commercial mortgage-backed securities and asset-backed securities. Among investment-grade corporates, the Portfolio favors financials. The Portfolio is also opportunistically holding a small allocation to U.S. dollar-denominated- as well as local emerging-market debt. The Portfolio’s duration remains modestly short versus its benchmark, with an emphasis on intermediate securities in order to benefit from the steepness of the U.S. yield curve.

2	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (Unaudited)

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgaged-backed securities. The Lipper Core Bond Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Inc. category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Core Bond Funds Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. Interest rates in the United States have recently been historically low. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may

Disclosures & Risks continued on next page

2014 Semi-Annual Report	3

Disclosures and Risks (continued)

produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Mortgage-Related Securities Risk: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many investments and unprecedented volatility in the markets. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.This environment could make identifying investment

Disclosures & Risks continued on next page

4	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

These risks are fully discussed in the Portfolio’s prospectus.

An Important Note About Historical Performance

The performance shown on page 6 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com or by calling 212.756.4097.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

2014 Semi-Annual Report	5

Historical Performance (Unaudited)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2014	PAST 6 MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional Portfolio†	2.50%	0.29%	7.47%	4.72%	5.21%	May 17, 2002
Barclays U.S. Aggregate Bond Index	1.70%	-0.10%	4.80%	4.46%	5.03%
Lipper Core Bond Funds Average	2.21%	0.01%	6.35%	4.05%	4.68%

†	There are no sales charges associated with an investment in the Portfolio. Total returns and average annual returns are therefore the same.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of the Portfolio for 12-month period ended March 31, 2014 by 0.01%.

During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. These waivers/reimbursements may not be terminated before January 31, 2015 and may be extended by the Adviser for additional one-year terms. Without the waiver, the Portfolio’s expenses would have been higher (0.54%, as of 1/31/14) and its performance would have been lower than that shown.

Intermediate Duration Institutional Portfolio

Growth of a $25,000 Investment in the Portfolio

The chart shows the growth of $25,000 for the Portfolio and its benchmark and Lipper Average from March 31, 2004 through March 31, 2014.

Portfolio Summary—March 31, 2014 (Unaudited)

Intermediate Duration Institutional Portfolio
Security Type Breakdown*

*	All data are as of March 31, 2014. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also invests in other financial instruments including derivative transactions, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

**	“Other” represents less than 0.3% in Emerging Markets—Corporate Bonds and Governments—Sovereign Agencies.

See Disclosures, Risks and Note about Historical Performance on pages 3–5.

6	Sanford C. Bernstein Fund II, Inc.

Expense Example—March 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2013	ENDING ACCOUNT VALUE MARCH 31, 2014	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB II Intermediate Duration Institutional Portfolio
Actual	$1,000	$1,025.00	$2.27	0.45%
Hypothetical**	$1,000	$1,022.69	$2.27	0.45%

*	Expenses are equal to the Fund’s annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2014 Semi-Annual Report	7

Schedule of Investments

Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Intermediate Duration Portfolio

March 31, 2014 (unaudited)

Principal Amount (000)			U.S. $ Value

MORTGAGE PASS-THROUGHS–22.0%
Agency Fixed Rate 30-Year–18.1%
Federal Home Loan Mortgage Corp. Gold 4.00%, 2/01/41, TBA	U.S.$	2,730	$2,832,055
4.50%, 10/01/39–2/01/41		10,539	11,239,929
Series 2005
5.50%, 1/01/35		40	44,523
Series 2007
5.50%, 7/01/35		847	938,599
Series 2013
3.50%, 6/01/43		7,008	7,048,852
Federal National Mortgage Association 3.00%, 3/01/43–11/01/43		10,241	9,896,985
3.50%, 4/01/44, TBA		31,890	32,079,347
4.00%, 4/01/44, TBA		25,040	26,025,950
4.50%, 4/25/44, TBA		8,010	8,544,418
5.00%, 4/25/44, TBA		6,255	6,819,416
Series 2003 5.50%, 4/01/33–7/01/33		2,344	2,606,750
Series 2004 5.50%, 2/01/34–11/01/34		2,095	2,329,691
Series 2005 4.50%, 8/01/35		1,996	2,133,420
5.50%, 2/01/35		2,290	2,545,227
Series 2006 5.50%, 4/01/36		508	562,753
Series 2007 4.50%, 9/01/35		1,858	1,988,374
5.50%, 5/01/36–8/01/37		202	224,139
Series 2012 3.50%, 1/01/43		4,666	4,697,691
Series 2013 3.50%, 12/01/42–7/01/43		8,809	8,884,556

			131,442,675

Agency Fixed Rate 15-Year–2.9%
Federal National Mortgage Association 2.50%, 4/01/29, TBA		21,500	21,483,204

Agency ARMs–1.0%
Federal Home Loan Mortgage Corp. 2.36%, 4/01/35(a)		1,620	1,729,895
2.375%, 11/01/35(a)		2,829	3,026,382
2.62%, 5/01/35(a)		673	710,118
Series 2006
2.686%, 12/01/36(a)		2	1,613
Series 2007
2.80%, 3/01/37(a)		3	2,793
Series 2008
2.407%, 11/01/37(b)		321	339,838
Federal National Mortgage Association
Series 2003 2.56%, 12/01/33(b)		624	671,384

Series 2007
2.085%, 2/01/37(a)	U.S.$	4	$4,770
2.332%, 3/01/34(b)		581	616,744
2.606%, 3/01/37(b)		6	6,148

			7,109,685

Total Mortgage Pass-Throughs (cost $158,212,744)			160,035,564

CORPORATES—INVESTMENT GRADES–21.9%
Industrial–11.0%
Basic–2.1%
Barrick North America Finance LLC 4.40%, 5/30/21		1,130	1,138,617
Basell Finance Co. BV 8.10%, 3/15/27(c)		805	1,050,329
BHP Billiton Finance USA Ltd. 3.25%, 11/21/21		10	10,112
Cia Minera Milpo SAA 4.625%, 3/28/23(c)		1,126	1,044,345
Dow Chemical Co. (The) 4.375%, 11/15/42		802	740,313
7.375%, 11/01/29		170	219,947
8.55%, 5/15/19		699	895,032
Gerdau Trade, Inc. 4.75%, 4/15/23(c)		2,000	1,868,132
5.75%, 1/30/21(c)		114	116,850
Glencore Funding LLC 4.125%, 5/30/23(c)		1,260	1,203,407
International Paper Co. 4.75%, 2/15/22		1,155	1,248,841
7.95%, 6/15/18		408	499,004
LyondellBasell Industries NV 5.75%, 4/15/24		1,481	1,706,093
Minsur SA 6.25%, 2/07/24(c)		1,290	1,354,686
Rio Tinto Finance USA PLC 2.875%, 8/21/22		945	899,446
3.50%, 3/22/22		347	347,131
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		1,043	940,231

			15,282,516

Capital Goods–0.9%
Embraer SA 5.15%, 6/15/22		759	787,463
Odebrecht Finance Ltd. 5.125%, 6/26/22(c)		960	957,600
Owens Corning 6.50%, 12/01/16(a)		1,694	1,870,554
Republic Services, Inc.
3.80%, 5/15/18		16	16,962
5.25%, 11/15/21		978	1,093,300
5.50%, 9/15/19		1,303	1,477,439

			6,203,318

8	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Communications—Media–1.5%
21st Century Fox America, Inc.
4.50%, 2/15/21	U.S.$	40	$43,401
6.15%, 3/01/37–2/15/41		1,388	1,631,879
6.55%, 3/15/33		780	933,781
CBS Corp. 8.875%, 5/15/19		29	37,181
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		1,935	1,914,758
4.75%, 10/01/14		950	968,575
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(c)		1,155	1,166,550
Omnicom Group, Inc. 3.625%, 5/01/22		839	833,210
SES Global Americas Holdings GP 2.50%, 3/25/19(c)		537	533,723
TCI Communications, Inc. 7.875%, 2/15/26		130	172,197
Time Warner Cable, Inc. 4.00%, 9/01/21		25	25,934
4.125%, 2/15/21		1,740	1,821,573
5.00%, 2/01/20		10	10,921
7.50%, 4/01/14		1,135	1,135,000

			11,228,683

Communications—Telecommunications–1.5%
American Tower Corp. 4.70%, 3/15/22		30	31,346
5.05%, 9/01/20		2,205	2,373,248
AT&T, Inc. 3.00%, 2/15/22		20	19,418
4.30%, 12/15/42		567	502,406
5.35%, 9/01/40		524	535,493
BellSouth Telecommunications LLC 7.00%, 10/01/25		135	155,519
British Telecommunications PLC 9.625%, 12/15/30(b)		23	35,554
Deutsche Telekom International Finance BV 4.875%, 3/06/42(c)		1,262	1,269,441
New Cingular Wireless Services, Inc. 8.75%, 3/01/31		10	14,530
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	256	235,985
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	1,100	1,209,264
Verizon Communications, Inc. 4.60%, 4/01/21		177	191,907
5.15%, 9/15/23		1,522	1,665,554
6.55%, 9/15/43		2,422	2,947,417
Vodafone Group PLC 4.375%, 3/16/21		15	16,067

			11,203,149

Consumer Cyclical—Automotive–0.7%
Ford Motor Credit Co. LLC 5.00%, 5/15/18		1,984	2,189,798
5.875%, 8/02/21		930	1,070,091

	Principal Amount (000)		U.S. $ Value

Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)	U.S.$	1,821	$1,883,378

			5,143,267

Consumer Cyclical—Entertainment–0.4%
Time Warner, Inc. 3.40%, 6/15/22		40	39,788
4.70%, 1/15/21		1,150	1,257,732
7.625%, 4/15/31		155	206,509
Viacom, Inc. 3.875%, 4/01/24		584	582,566
5.625%, 9/15/19		510	577,346
6.25%, 4/30/16		5	5,540

			2,669,481

Consumer Cyclical—Other–0.0%
Wyndham Worldwide Corp. 2.50%, 3/01/18		35	35,176

Consumer Cyclical—Retailers–0.1%
Dollar General Corp. 4.125%, 7/15/17		468	500,536
Gap, Inc. (The) 5.95%, 4/12/21		25	28,148

			528,684

Consumer Non-Cyclical–0.8%
Ahold Finance USA LLC 6.875%, 5/01/29		648	789,166
Altria Group, Inc. 4.75%, 5/05/21		25	27,283
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,108	1,164,304
8.50%, 6/15/19		19	23,447
Kimberly-Clark Corp. 3.875%, 3/01/21		35	37,293
Kroger Co. (The) 3.40%, 4/15/22		1,915	1,894,479
Pfizer, Inc. 5.35%, 3/15/15		6	6,270
Reynolds American, Inc. 3.25%, 11/01/22		1,309	1,231,509
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		635	653,308

			5,827,059

Energy–1.6%
Anadarko Petroleum Corp. 6.375%, 9/15/17		5	5,724
6.45%, 9/15/36		720	851,611
ConocoPhillips 4.60%, 1/15/15		6	6,194
6.00%, 1/15/20		15	17,755
ConocoPhillips Holding Co. 6.95%, 4/15/29		50	66,649
Encana Corp. 3.90%, 11/15/21		760	779,924

2014 Semi-Annual Report	9

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Hess Corp. 7.875%, 10/01/29	U.S.$	144	$189,120
Nabors Industries, Inc. 4.625%, 9/15/21		7	7,232
5.10%, 9/15/23(c)		1,140	1,185,530
Noble Energy, Inc. 4.15%, 12/15/21		10	10,536
8.25%, 3/01/19		2,308	2,873,940
Noble Holding International Ltd. 3.95%, 3/15/22		1,015	1,006,481
4.90%, 8/01/20		200	213,402
Reliance Holding USA, Inc. 5.40%, 2/14/22(c)		1,471	1,542,529
Transocean, Inc. 6.375%, 12/15/21		5	5,620
6.50%, 11/15/20		1,615	1,813,527
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		570	739,964

			11,315,738

Technology–0.8%
Baidu, Inc. 2.25%, 11/28/17		408	408,706
3.25%, 8/06/18		1,079	1,101,732
Hewlett-Packard Co. 4.65%, 12/09/21		911	963,728
HP Enterprise Services LLC 7.45%, 10/15/29		25	29,830
Motorola Solutions, Inc.
3.50%, 3/01/23		1,537	1,469,321
3.75%, 5/15/22		25	24,682
7.50%, 5/15/25		245	296,396
Oracle Corp. 5.25%, 1/15/16		53	57,375
Total System Services, Inc.
2.375%, 6/01/18		671	661,639
3.75%, 6/01/23		688	653,332
Xerox Corp. 8.25%, 5/15/14		20	20,168

			5,686,909

Transportation—Airlines–0.3%
Southwest Airlines Co.
5.25%, 10/01/14		1,235	1,262,189
5.75%, 12/15/16		885	982,643

			2,244,832

Transportation—Railroads–0.0%
CSX Corp. 4.75%, 5/30/42		60	61,056

Transportation—Services–0.3%
Asciano Finance Ltd.
3.125%, 9/23/15(c)		865	886,920
5.00%, 4/07/18(c)		844	906,303
Ryder System, Inc. 5.85%, 11/01/16		700	776,138

			2,569,361

			79,999,229

	Principal Amount (000)		U.S. $ Value

Financial Institutions–8.4%
Banking–4.6%
American Express Co. 2.65%, 12/02/22	U.S.$	11	$10,450
Bank of America Corp. 3.875%, 3/22/17		10	10,666
5.625%, 7/01/20		100	113,795
5.70%, 1/24/22		320	367,144
5.875%, 1/05/21–2/07/42		1,021	1,180,537
6.11%, 1/29/37		125	139,797
7.375%, 5/15/14		15	15,121
7.625%, 6/01/19		1,435	1,766,158
Barclays Bank PLC 6.625%, 3/30/22(c)	EUR	1,275	2,134,436
Bear Stearns Cos. LLC (The) 5.30%, 10/30/15	U.S.$	80	85,466
BNP Paribas SA 5.186%, 6/29/15(c)		512	525,440
BPCE SA 5.70%, 10/22/23(c)		1,320	1,372,100
Capital One Financial Corp. 7.375%, 5/23/14		21	21,204
Compass Bank 5.50%, 4/01/20		1,344	1,418,872
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		443	439,974
Countrywide Financial Corp. 6.25%, 5/15/16		1,040	1,140,688
Credit Suisse AG 6.50%, 8/08/23(c)		1,624	1,775,524
Danske Bank A/S 5.684%, 2/15/17	GBP	614	1,059,048
Goldman Sachs Group, Inc. (The) 5.35%, 1/15/16	U.S.$	230	247,339
Series D 6.00%, 6/15/20		2,350	2,698,526
JPMorgan Chase & Co.
4.35%, 8/15/21		10	10,719
4.625%, 5/10/21		60	65,414
4.75%, 3/01/15		6	6,227
Macquarie Bank Ltd. 5.00%, 2/22/17(c)		514	560,823
Macquarie Group Ltd. 4.875%, 8/10/17(c)		1,075	1,160,008
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(c)		1,806	1,813,973
Morgan Stanley 7.25%, 4/01/32		25	32,590
Series G 5.50%, 7/24/20–7/28/21		2,830	3,194,484
Murray Street Investment Trust I 4.647%, 3/09/17		270	291,636
National Capital Trust II Delaware 5.486%, 3/23/15(c)		655	669,737

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Nationwide Building Society 6.25%, 2/25/20(c)	U.S.$	1,490	$1,737,042
PNC Funding Corp. 5.125%, 2/08/20		35	39,397
Rabobank Capital Funding Trust III 5.254%, 10/21/16(c)		745	781,319
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)		658	771,505
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(c)		343	349,860
SouthTrust Corp. 5.80%, 6/15/14		45	45,497
Standard Chartered PLC 4.00%, 7/12/22(c)		2,175	2,215,672
UBS AG/Stamford CT 7.625%, 8/17/22		1,334	1,564,630
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(c)		1,042	1,122,790
Wachovia Bank NA 5.60%, 3/15/16		150	163,047

			33,118,655

Finance–0.0%
General Electric Capital Corp. 2.95%, 5/09/16		22	22,917
5.875%, 1/14/38		43	50,693
Series G 5.625%, 5/01/18		115	131,431
HSBC Finance Corp. 6.676%, 1/15/21		101	117,861

			322,902

Insurance–2.4%
Allied World Assurance Co., Holdings Ltd. 7.50%, 8/01/16		780	887,028
American International Group, Inc. 3.80%, 3/22/17		215	230,028
4.875%, 6/01/22		1,590	1,741,085
6.40%, 12/15/20		770	917,410
Coventry Health Care, Inc. 5.95%, 3/15/17		545	613,901
6.125%, 1/15/15		205	213,703
6.30%, 8/15/14		1,670	1,703,978
Guardian Life Insurance Co. of America 7.375%, 9/30/39(c)		884	1,204,362
Hartford Financial Services Group, Inc. (The) 4.00%, 3/30/15		505	521,901
5.125%, 4/15/22		1,090	1,212,737
5.50%, 3/30/20		513	581,005
6.10%, 10/01/41		130	156,873
Humana, Inc. 6.45%, 6/01/16		245	272,131
Lincoln National Corp. 8.75%, 7/01/19		681	878,023
MetLife Capital Trust IV 7.875%, 12/15/37(c)		970	1,144,600

MetLife, Inc. 4.75%, 2/08/21	U.S.$	350	$389,377
6.75%, 6/01/16		25	28,037
7.717%, 2/15/19		519	645,515
10.75%, 8/01/39		5	7,575
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		890	1,308,868
Prudential Financial, Inc. 4.50%, 11/15/20		19	20,602
5.625%, 6/15/43		875	892,500
XLIT Ltd. 5.25%, 9/15/14		1,570	1,602,381
6.25%, 5/15/27		175	201,986

			17,375,606

Other Finance–0.3%
ORIX Corp. 4.71%, 4/27/15		1,874	1,954,820

REITS–1.1%
ERP Operating LP 5.25%, 9/15/14		185	188,800
HCP, Inc. 5.375%, 2/01/21		3,010	3,370,092
Health Care REIT, Inc. 5.25%, 1/15/22		3,010	3,315,497
Healthcare Realty Trust, Inc. 6.50%, 1/17/17		10	11,284
Trust F/1401 5.25%, 12/15/24(c)		1,410	1,406,475

			8,292,148

			61,064,131

Utility–2.2%
Electric–0.3%
CMS Energy Corp. 5.05%, 3/15/22		345	383,738
Constellation Energy Group, Inc. 5.15%, 12/01/20		559	610,524
Duke Energy Carolinas LLC 3.90%, 6/15/21		42	44,867
Pacific Gas & Electric Co. 6.05%, 3/01/34		10	11,810
TECO Finance, Inc. 4.00%, 3/15/16		550	581,891
5.15%, 3/15/20		685	757,559
Wisconsin Electric Power Co. 4.25%, 12/15/19		23	25,085

			2,415,474

Natural Gas–1.9%
DCP Midstream LLC 5.35%, 3/15/20(c)		563	604,990
Energy Transfer Partners LP 4.65%, 6/01/21		25	26,281
6.125%, 2/15/17		140	156,761

2014 Semi-Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

6.625%, 10/15/36	U.S.$	120	$135,533
6.70%, 7/01/18		734	852,508
7.50%, 7/01/38		1,685	2,079,113
Enterprise Products Operating LLC 3.35%, 3/15/23		30	29,263
5.20%, 9/01/20		521	581,541
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		3,189	3,172,124
4.15%, 3/01/22		683	691,517
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)		1,775	1,772,055
TransCanada PipeLines Ltd. 3.80%, 10/01/20		10	10,504
6.35%, 5/15/67		1,365	1,414,140
Williams Partners LP 4.00%, 11/15/21		30	30,503
5.25%, 3/15/20		1,834	2,019,337

			13,576,170

			15,991,644

Non Corporate Sectors–0.3%
Agencies—Not Government Guaranteed–0.3%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23		1,870	1,691,841
Petrobras International Finance Co. 5.75%, 1/20/20		20	20,877

			1,712,718

Total Corporates—Investment Grades (cost $148,804,080)			158,767,722

ASSET-BACKED SECURITIES–15.0%
Autos—Fixed Rate–9.6%
Ally Auto Receivables Trust Series 2013-SN1, Class A3 0.72%, 5/20/16		3,803	3,811,035
Ally Master Owner Trust Series 2012-4, Class A 1.72%, 7/15/19		2,525	2,537,345
Series 2014-1, Class A2 1.29%, 1/15/19		2,433	2,432,662
AmeriCredit Automobile Receivables Trust Series 2012-3, Class A3 0.96%, 1/09/17		3,225	3,233,491
Series 2013-1, Class A2 0.49%, 6/08/16		999	998,539
Series 2013-3, Class A3 0.92%, 4/09/18		3,380	3,381,334
Series 2013-4, Class A3 0.96%, 4/09/18		1,205	1,207,160
Series 2013-5, Class A2A 0.65%, 3/08/17		699	699,374
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(c)		2,125	2,124,678

Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(c)	U.S.$	2,535	$2,597,546
Series 2014-1A, Class A 2.46%, 7/20/20(c)		1,831	1,816,416
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		1,825	1,835,802
Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16		2,500	2,510,572
Series 2014-1, Class B 2.22%, 1/22/19		360	360,079
Capital Auto Receivables Asset Trust/Ally Series 2013-1, Class A2 0.62%, 7/20/16		1,955	1,955,189
CarMax Auto Owner Trust Series 2012-1, Class A3 0.89%, 9/15/16		1,029	1,032,152
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(c)		656	655,994
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(c)		972	973,511
Series 2013-1A, Class A 1.29%, 10/16/17(c)		775	776,482
Series 2014-1A, Class A 1.29%, 5/15/18(c)		911	913,079
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		1,943	1,944,218
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(c)		697	696,351
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(c)	CAD	1,627	1,474,963
Series 2013-R4A, Class A1 1.487%, 8/15/15(c)		606	548,119
Series 2014-R2A, Class A1 1.353%, 3/15/16(c)		1,774	1,604,704
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17	U.S.$	1,865	1,875,612
Series 2012-D, Class B 1.01%, 5/15/18		860	850,731
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		3,432	3,436,653
Series 2014-1, Class A1 1.20%, 2/15/19		1,713	1,712,910
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(c)		1,665	1,664,241

12	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Series 2013-1A, Class A2 1.83%, 8/25/19(c)	U.S.$	3,745	$3,681,887
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(c)		2,693	2,697,432
M&T Bank Auto Receivables Trust Series 2013-1A, Class A3 1.06%, 11/15/17, TBA(c)		1,875	1,880,011
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		1,665	1,666,635
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		128	127,789
Santander Drive Auto Receivables Trust Series 2012-3, Class A3 1.08%, 4/15/16		1,657	1,659,023
Series 2013-3, Class C 1.81%, 4/15/19		2,404	2,408,874
Series 2013-4, Class A3 1.11%, 12/15/17		2,650	2,664,012
Series 2013-5, Class A2A 0.64%, 4/17/17		1,073	1,073,490
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		582	581,736

			70,101,831

Autos—Floating Rate–1.8%
Ally Master Owner Trust Series 2014-2, Class A 0.526%, 1/16/18(a)		161	161,381
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.555%, 9/15/17(a)(c)		3,257	3,265,651
Ford Credit Floorplan Master Owner Trust Series 2010-3, Class A2 1.855%, 2/15/17(a)(c)		3,630	3,677,786
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.647%, 6/20/17(a)		4,370	4,384,255
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.704%, 12/10/27(a)(c)		1,675	1,680,345

			13,169,418

Credit Cards—Fixed Rate–1.4%
Cabela’s Master Credit Card Trust Series 2013-1A, Class A 2.71%, 2/17/26(c)		2,485	2,358,473
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		1,020	1,004,986
Series 2014-A2, Class A2 2.77%, 3/15/23		1,550	1,549,033
Discover Card Execution Note Trust Series 2012-A1, Class A1 0.81%, 8/15/17		1,593	1,598,561

Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17	U.S.$	1,908	$1,916,868
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,815	1,811,768

			10,239,689

Other ABS—Fixed Rate–1.0%
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(c)		686	687,280
Series 2013-VT1, Class A3 1.13%, 7/20/20(c)		1,764	1,775,151
CNH Equipment Trust Series 2012-A, Class A3 0.94%, 5/15/17		902	905,035
Series 2013-C, Class A2 0.63%, 1/17/17		1,649	1,650,397
Series 2013-D, Class A2 0.49%, 3/15/17		1,744	1,745,021
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		281	281,702

			7,044,586

Credit Cards—Floating Rate–0.8%
Barclays Dryrock Issuance Trust Series 2014-1, Class A 0.53%, 12/16/19(a)		2,297	2,297,027
Cabela’s Master Credit Card Trust Series 2014-1, Class A 0.504%, 3/16/20(a)		720	720,060
First National Master Note Trust Series 2013-2, Class A 0.685%, 10/15/19(a)		1,523	1,523,000
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.535%, 12/15/19(a)		1,570	1,570,055

			6,110,142

Home Equity Loans—Floating Rate–0.3%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 0.904%, 12/25/32(a)		280	268,286
GSAA Home Equity Trust Series 2006-5, Class 2A3 0.424%, 3/25/36(a)		2,005	1,396,961
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.417%, 1/20/35(a)		309	307,211
Wells Fargo Home Equity Trust Series 2004-1, Class 1A 0.454%, 4/25/34(a)		134	128,041

			2,100,499

2014 Semi-Annual Report	13

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Home Equity Loans—Fixed Rate–0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33	U.S.$	266	$271,503
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		183	181,240

			452,743

Total Asset-Backed Securities (cost $109,406,431)			109,218,908

GOVERNMENTS—TREASURIES–13.3%
Brazil–1.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	22,335	9,319,047

United States–12.0%
U.S. Treasury Bonds
2.75%, 8/15/42	U.S.$	50	42,687
3.125%, 2/15/43		50	46,016
3.625%, 8/15/43–2/15/44		8,906	9,012,652
3.75%, 11/15/43		5,640	5,839,160
4.625%, 2/15/40		11,441	13,716,684
5.375%, 2/15/31		40	51,169
8.125%, 8/15/21		384	536,040
U.S. Treasury Notes
0.50%, 7/31/17		235	230,502
0.625%, 4/30/18		55	53,277
0.75%, 6/30/17–2/28/18		220	215,879
0.875%, 11/30/16–1/31/18		960	959,953
1.50%, 6/30/16–1/31/19		15,310	15,234,309
1.625%, 8/15/22–11/15/22		245	227,544
1.75%, 10/31/20		2,215	2,150,628
2.00%, 11/15/21–2/15/22		125	120,947
2.125%, 8/15/21		125	122,842
2.50%, 8/15/23		22,485	22,163,532
2.625%, 4/30/16–11/15/20		1,659	1,708,734
2.75%, 11/15/23–2/15/24		15,066	15,112,074

			87,544,629

Total Governments—Treasuries (cost $94,329,859)			96,863,676

COMMERCIAL MORTGAGE-BACKED SECURITIES–10.9%
Non-Agency Fixed Rate CMBS–10.4%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		2,995	3,360,708
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW12, Class A4 5.712%, 9/11/38		1,375	1,496,734
CGRBS Commercial Mortgage Trust Series 2013-VN05 3.369%, 3/13/23(c)		2,495	2,417,213

Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4 5.406%, 4/15/40	U.S.$	22	$21,941
Series 2006-C4, Class A1A 5.783%, 3/15/49		726	783,908
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.771%, 5/15/46		1,589	1,760,339
Commercial Mortgage Pass Through Certificates Series 2013-CR6, Class A2 2.122%, 3/10/46		65	65,422
Commercial Mortgage Pass-Through Certificates Series 2005-C6, Class A5A 5.116%, 6/10/44		1,569	1,637,564
Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		1,171	1,134,684
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class A3 5.792%, 6/15/38		4,952	5,365,801
Series 2006-C3, Class AJ 5.792%, 6/15/38		1,015	1,010,739
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C1, Class A4 5.014%, 2/15/38		3,767	3,848,405
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(c)		1,740	1,671,265
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		4,745	5,198,348
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38		128	127,987
Series 2013-KING, Class A 2.706%, 12/10/27(c)		2,792	2,790,797
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(c)		1,499	1,428,441
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2007-CB18, Class A1A 5.431%, 6/12/47		4,218	4,616,037
Series 2007-CB20, Class A1A 5.746%, 2/12/51		3,881	4,334,320
Series 2007-LDPX, Class A3 5.42%, 1/15/49		5,075	5,565,869
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		1,877	1,924,414
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 6.00%, 6/15/29		18	17,657

14	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38	U.S.$	11	$10,777
Series 2006-C2, Class A1A 5.739%, 8/12/43		1,619	1,775,511
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		24	25,899
Series 2006-4, Class A1A 5.166%, 12/12/49		6,065	6,589,496
Series 2007-9, Class A4 5.70%, 9/12/49		315	351,880
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.648%, 6/11/42		3,803	4,254,010
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(c)		2,019	2,003,474
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		1,061	1,032,832
Series 2012-C4, Class A5 2.85%, 12/10/45		2,117	2,014,690
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.717%, 5/15/43		4,049	4,411,409
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		2,247	2,211,154

			75,259,725

Non-Agency Floating Rate CMBS–0.5%
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.855%, 12/05/31(a)(c)		1,345	1,339,725
GS Mortgage Securities Corp. II Series 2013-KYO, Class A 1.004%, 11/08/29(a)(c)		2,700	2,700,000

			4,039,725

Agency CMBS–0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		78	81,635
Series K010, Class A1 3.32%, 7/25/20		47	49,952

			131,587

Total Commercial Mortgage-Backed Securities (cost $78,979,039)			79,431,037

AGENCIES–4.5%
Agency Debentures–4.5%
Federal National Mortgage Association 6.25%, 5/15/29	U.S.$	8,051	$10,586,654
6.625%, 11/15/30		5,575	7,660,530
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		16,846	14,433,552

Total Agencies (cost $29,681,035)			32,680,736

CORPORATES—NON-INVESTMENT GRADES–3.0%
Financial Institutions–1.8%
Banking–1.5%
ABN AMRO Bank NV 4.31%, 3/10/16	EUR	570	795,076
Bank of America Corp. Series U 5.20%, 6/01/23	U.S.$	930	874,200
Barclays Bank PLC 7.625%, 11/21/22		1,645	1,813,613
Citigroup, Inc. 5.95%, 1/30/23		1,472	1,438,880
Credit Agricole SA 7.875%, 1/23/24(c)		346	365,895
Credit Suisse Group AG 7.50%, 12/11/23(c)		283	307,409
HBOS Capital Funding LP 4.939%, 5/23/16	EUR	1,828	2,437,756
6.071%, 6/30/14(c)	U.S.$	784	784,980
LBG Capital No.1 PLC 8.00%, 6/15/20(c)		1,240	1,331,140
Societe Generale SA 4.196%, 1/26/15	EUR	404	561,802
5.922%, 4/05/17(c)	U.S.$	225	239,354

			10,950,105

Finance–0.3%
Aviation Capital Group Corp. 7.125%, 10/15/20(c)		955	1,068,981
SLM Corp. Series A 5.375%, 5/15/14		1,179	1,184,895

			2,253,876

			13,203,981

Industrial–0.9%
Communications—Media–0.1%
Sirius XM Holdings, Inc. 4.625%, 5/15/23(c)		923	869,927

2014 Semi-Annual Report	15

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value

Communications—Telecommunications–0.4%
Sprint Corp. 7.875%, 9/15/23(c)	U.S.$	885	$973,500
T-Mobile USA, Inc. 6.625%, 4/01/23		835	885,100
Telecom Italia Capital SA 7.175%, 6/18/19		935	1,071,744

			2,930,344

Consumer Cyclical—Automotive–0.1%
Dana Holding Corp. 6.00%, 9/15/23		322	335,283

Consumer Cyclical—Other–0.1%
MCE Finance Ltd. 5.00%, 2/15/21(c)		418	418,000

Energy–0.2%
Cimarex Energy Co. 5.875%, 5/01/22		832	902,720
Denbury Resources, Inc. 4.625%, 7/15/23		915	850,950

			1,753,670

			6,307,224

Utility–0.3%
Natural Gas–0.3%
ONEOK, Inc. 4.25%, 2/01/22		1,862	1,783,472
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		251	233,430

			2,016,902

Total Corporates—Non-Investment Grades (cost $19,336,462)			21,528,107

QUASI-SOVEREIGNS–2.4%
Quasi-Sovereign Bonds–2.4%
Chile–0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(c)		545	563,188

China–0.3%
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/23(c)		1,835	1,844,831

Indonesia–0.3%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(c)		2,009	2,029,090

Kazakhstan–0.2%
KazMunayGas National Co. JSC 7.00%, 5/05/20(c)		1,426	1,607,815

Malaysia–0.4%
Petronas Capital Ltd. 5.25%, 8/12/19(c)	U.S.$	2,675	$3,008,607

Mexico–0.3%
Petroleos Mexicanos 3.50%, 7/18/18-1/30/23		2,121	2,112,240

South Korea–0.4%
Korea National Oil Corp. 3.125%, 4/03/17(c)		2,845	2,964,780

United Arab Emirates–0.4%
IPIC GMTN Ltd. 3.75%, 3/01/17(c)		2,815	2,997,975

Total Quasi-Sovereigns (cost $16,155,899)			17,128,526

INFLATION-LINKED SECURITIES–2.3%
United States–2.3%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS) (cost $16,537,391)		16,201	16,639,378

COLLATERALIZED MORTGAGE OBLIGATIONS–1.7%
Non-Agency Floating Rate–1.2%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.344%, 12/25/36(a)		2,075	1,273,442
Fannie Mae Connecticut Avenue Securities Series 2014-C01, Class M2 4.554%, 1/25/24(a)		497	522,611
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.404%, 3/25/35(a)		1,096	930,383
IndyMac Index Mortgage Loan Trust Series 2006-AR15, Class A1 0.274%, 7/25/36(a)		1,576	1,203,377
Series 2006-AR27, Class 2A2 0.354%, 10/25/36(a)		1,676	1,427,694
Sequoia Mortgage Trust Series 2007-3, Class 1A1 0.357%, 7/20/36(a)		102	93,295
Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.404%, 11/25/23(a)		1,760	1,817,804
Series 2014-DN1, Class M3
4.654%, 2/25/24(a)		1,260	1,339,834
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA1, Class A1A 0.829%, 2/25/47(a)		79	64,360

			8,672,800

16	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Non-Agency Fixed Rate–0.5%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.619%, 5/25/35	U.S.$	795	$765,581
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HYB2, Class 3A1 2.665%, 2/25/47		1,592	1,283,964
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		1,232	1,079,097
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 2.666%, 7/25/36		382	290,063
Merrill Lynch Mortgage Investors Trust Series 2005-A8, Class A1C1 5.25%, 8/25/36		7	6,516
Residential Funding Mortgage Securities I Series 2005-SA3, Class 3A 2.833%, 8/25/35		30	28,500

			3,453,721

Agency Fixed Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.649%, 5/28/35		323	289,297

Total Collateralized Mortgage Obligations (cost $12,409,151)			12,415,818

GOVERNMENTS—SOVEREIGN BONDS–0.7%
Indonesia–0.1%
Indonesia Government International Bond 3.375%, 4/15/23(c)		620	553,350

Poland–0.0%
Poland Government International Bond 3.875%, 7/16/15		54	56,160

Qatar–0.4%
Qatar Government International Bond 4.50%, 1/20/22(c)		2,532	2,753,550

Turkey–0.2%
Turkey Government International Bond 4.875%, 4/16/43		1,821	1,552,403

Total Governments—Sovereign Bonds (cost $4,979,747)			4,915,463

LOCAL GOVERNMENTS—MUNICIPAL BONDS– 0.4%
United States–0.4%
California GO 7.625%, 3/01/40 (cost $2,007,427)		1,945	2,714,967

PREFERRED STOCKS–0.4%

Financial Institutions–0.4%
Banking–0.1%
State Street Corp. Series D 5.90%		25,200	$652,428

Insurance–0.3%
Allstate Corp. (The) 5.10%		82,828	2,062,417

Total Preferred Stocks (cost $2,843,464)			2,714,845

	Principal Amount (000)

EMERGING MARKETS—CORPORATE BONDS–0.3%
Industrial–0.3%
Communications—Telecommunications–0.1%
Comcel Trust 6.875%, 2/06/24(c)	U.S.$	355	371,419

Consumer Non-Cyclical–0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(c)		945	948,544

Energy–0.1%
Pacific Rubiales Energy Corp. 5.125%, 3/28/23(c)		554	524,903

			1,844,866

Non Corporate Sectors–0.0%
Agencies—Not Government Guaranteed–0.0%
Israel Electric Corp., Ltd. 7.75%, 12/15/27(c)		265	297,794
Total Emerging Markets—Corporate Bonds (cost $2,113,907)			2,142,660

GOVERNMENTS—SOVEREIGN AGENCIES–0.1%
Germany–0.0%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17		20	22,313

Ireland–0.1%
Bank of Ireland Series MPLE 2.054%, 9/22/15(a)	CAD	965	829,263

United Kingdom–0.0%
Royal Bank of Scotland Group PLC 5.00%, 10/01/14	U.S.$	105	106,441

Total Governments—Sovereign Agencies (cost $974,854)			958,017

2014 Semi-Annual Report	17

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–15.6%
U.S. TREASURY BILLS–7.0%
United States–7.0%
U.S. Treasury Bill Zero Coupon, 4/24/14	U.S.$	18,841	$18,839,436
0.01%, 4/24/14		31,719	31,717,172

Total U.S. Treasury Bills (cost $50,556,608)			50,556,608

		Shares
Investment Companies–5.8%
AllianceBerstein Fixed-Income Shares Inc.–Government STIF Portfolio, 0.08%(d) (cost $41,990,972)		41,990,972	41,990,972

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–2.8%
Japan–2.8%
Japan Treasury Discount Bill Series 440 Zero Coupon, 5/23/14 (cost $20,495,750)	JPY	2,100,000	$20,344,974

Total Short-Term Investments (cost $113,043,330)			112,892,554

Total Investments—114.5% (cost $809,814,820)			831,047,978

Other assets less liabilities—(14.5)%			(105,386,438)

Net Assets—100.0%			$725,661,540

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	61	June 2014	$7,291,310	$7,256,141	$(35,169)
U.S. T-Note 10 Yr (CBT) Futures	89	June 2014	11,041,613	10,991,500	(50,113)
U.S. Ultra Bond (CBT) Futures	123	June 2014	16,185,910	16,385,906	199,996

Sold Contracts
U.S. T-Note 2 Yr (CBT) Futures	31	June 2014	6,814,622	6,806,438	8,184

					$122,898

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	1,180,000	USD	11,536	5/23/14	$100,435
BNP Paribas SA	CAD	3,848	USD	3,469	4/10/14	(10,539)
Credit Suisse International	GBP	578	USD	961	5/08/14	(2,547)
Goldman Sachs Bank USA	BRL	3,490	USD	1,420	4/02/14	(117,444)
Goldman Sachs Bank USA	USD	1,542	BRL	3,490	4/02/14	(4,078)
Goldman Sachs Bank USA	BRL	5,709	USD	2,304	5/05/14	(190,659)
Goldman Sachs Bank USA	JPY	920,000	USD	8,927	5/23/14	11,582
HSBC Bank USA	BRL	16,201	USD	7,159	4/02/14	18,931
HSBC Bank USA	USD	6,974	BRL	16,201	4/02/14	165,980
HSBC Bank USA	BRL	16,201	USD	6,920	5/05/14	(159,156)
State Street Bank & Trust Co.	BRL	12,712	USD	5,264	4/02/14	(338,689)
State Street Bank & Trust Co.	USD	384	CAD	428	4/10/14	3,063
State Street Bank & Trust Co.	EUR	4,450	USD	6,177	4/24/14	46,002
UBS AG	CAD	1,774	USD	1,609	4/10/14	4,228
UBS AG	AUD	200	USD	179	4/17/14	(6,162)

						$(479,053)

18	Sanford C. Bernstein Fund II, Inc.

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (See Note 3)
Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	3.08%	$11,000	$(892,865)	$(474,468)
CDX-NAIG Series 22, 5 Year Index, 06/20/19*	(1.00)	0.69	21,840	(340,235)	(16,051)

				$(1,233,100)	$(490,519)

CENTRALLY CLEARED INTEREST RATE SWAPS (See Note 3)
				Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	AUD	15,960	1/13/17	3 Month BBR	3.17%	$12,693
Morgan Stanley & Co., LLC/(CME Group)		14,110	2/13/17	3 Month BBR	3.245%	34,532
Morgan Stanley & Co., LLC/(CME Group)		$14,500	11/04/23	2.691%	3 Month LIBOR	(25,095)
Morgan Stanley & Co., LLC/(CME Group)		4,500	1/14/24	2.98%	3 Month LIBOR	(90,781)
Morgan Stanley & Co., LLC/(CME Group)		3,970	2/14/24	2.889%	3 Month LIBOR	(34,599)
Morgan Stanley & Co., LLC/(CME Group)		2,000	9/25/43	3 Month LIBOR	3.722%	72,292

						$(30,958)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00%	0.44%	$3,000	$57,448	$(73,315)	$130,763

*	Termination date

2014 Semi-Annual Report	19

Schedule of Investments (continued)

INTEREST RATE SWAPS (See Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$11,590	1/30/17	1.059%	3 Month LIBOR	$(60,143)
JPMorgan Chase Bank, NA	12,780	2/07/22	2.043%	3 Month LIBOR	422,885

					$362,742

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2014.
(b)	Variable rate coupon, rate shown as of March 31, 2014.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the aggregate market value of these securities amounted to $124,254,467 or 17.1% of net assets.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

BBR—Bank of England Base Rate

CBT—Chicago Board of Trade

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

GO—General Obligation

INTRCONX—Inter-Continental Exchange

JSC—Joint Stock Company

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

20	Sanford C. Bernstein Fund II, Inc.

Statement of Assets and Liabilities—March 31, 2014 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $767,823,848)	$789,057,006
Affiliated issuers (cost $41,990,972) (a)(b)	41,990,972
Cash (c)	1,380,578
Receivables:
Interest & dividends	4,178,886
Investment securities sold	3,047,054
Capital shares sold	1,147,979
Margin due from broker on centrally cleared interest rate swaps	64,068
Unrealized appreciation of interest rate swaps	422,885
Unrealized appreciation of credit default swaps	130,763
Unrealized appreciation of forward currency exchange contracts	350,221

Total assets	841,770,412

LIABILITIES
Payables:
Dividends to shareholders	672,854
Investment securities purchased and foreign currency transactions	113,300,546
Capital shares redeemed	352,917
Advisory fee	214,067
Margin owed to broker on futures	43,094
Margin owed to broker on centrally cleared credit default swaps	35,435
Administrative fee	11,401
Accrued expenses	121,826
Unrealized depreciation of interest rate swaps	60,143
Unrealized depreciation of forward currency exchange contracts	829,274
Collateral received from broker	394,000
Upfront premium received on credit default swaps	73,315

Total liabilities	116,108,872

NET ASSETS	$725,661,540

SHARES OF CAPITAL STOCK OUTSTANDING	46,580,155

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.58

NET ASSETS CONSIST OF:
Capital stock, at par*	$46,580
Additional paid-in capital	702,391,264
Undistributed net investment income	521,197
Accumulated net realized gain on investment and foreign currency transactions	1,847,899
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	21,328,084
Foreign currency denominated assets and liabilities	(473,484)

$725,661,540

(a) Includes investment of cash collateral of $394,000 received from broker for OTC derivatives outstanding at March 31, 2014.

(b) An amount of $463,309 has been segregated to collateralize margin requirements for the open futures outstanding at March 31, 2014.

(c) An amount of $928,495 has been segregated to collateralize margin requirements for open centrally cleared swaps outstanding at March 31, 2014.

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

2014 Semi-Annual Report	21

Statement of Operations—for the six months ended March 31, 2014 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$12,869,840
Dividends
Unaffiliated issuers	52,803
Affiliated issuers	18,547

Total income	12,941,190

Expenses:
Advisory fee (see Note 2A)	1,786,385
Custodian fee	109,547
Transfer Agent fee	9,275
Auditing and tax fees	34,616
Administrative	28,395
Directors’ fees and expenses	25,547
Legal fees	18,963
Registration fees	14,936
Printing fees	11,083
Miscellaneous	20,939

Total expenses	2,059,686
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(451,914)

Net expenses	1,607,772

Net investment income	11,333,418

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	4,825,134
Futures	590,787
Swaps	255,386
Foreign currency transactions	(311,099)

Net realized gain on investment and foreign currency transactions	5,360,208

Net change in unrealized appreciation/depreciation of:
Investments	2,483,903
Futures	(380,518)
Swaps	(1,104,445)
Foreign currency denominated assets and liabilities and other assets	(163,010)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	835,930

Net realized and unrealized gain on investment and foreign currency transactions	6,196,138

Net increase in net assets resulting from operations	$17,529,556

See Notes to Financial Statements.

22	Sanford C. Bernstein Fund II, Inc.

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$11,333,418	$25,883,815
Net realized gain on investment and foreign currency transactions	5,360,208	3,765,692
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	835,930	(47,051,191)

Net increase (decrease) in net assets resulting from operations	17,529,556	(17,401,684)

Dividends and distributions to shareholders:
Dividends from net investment income	(10,831,591)	(30,779,134)
Distributions from net realized gain on investment transactions	(4,026,110)	(6,245,586)

Total dividends and distributions to shareholders	(14,857,701)	(37,024,720)

Capital-share transactions:
Net proceeds from sales of shares	52,363,599	220,573,541
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	12,478,996	29,480,795

Total proceeds from shares sold	64,842,595	250,054,336
Cost of shares redeemed	(74,642,479)	(568,065,035)

Net decrease in net assets from capital-share transactions	(9,799,884)	(318,010,699)

Net decrease in net assets	(7,128,029)	(372,437,103)

NET ASSETS:
Beginning of period	732,789,569	1,105,226,672

End of period (a)	$725,661,540	$732,789,569

(a) Includes undistributed net investment income of:	$521,197	$19,370

See Notes to Financial Statements.

2014 Semi-Annual Report	23

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12		YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09
Net asset value, beginning of period	$15.52		$16.39	$16.17		$16.08	$15.10		$13.93

Income from investment operations
Investment income, net†	0.25		0.43	0.41		0.57	0.65		0.70
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.13		(0.70)	0.47	***	0.25	1.08		1.26
Contributions from Adviser	0		0	0.01	***	0	0		0

Total from investment operations	0.38		(0.27)	0.89		0.82	1.73		1.96

Less dividends and distributions:
Dividends from net investment income	(0.23)		(0.50)	(0.43)		(0.58)	(0.66)		(0.71)
Dividends from net realized gain on investment transactions	(0.09)		(0.10)	(0.24)		(0.15)	(0.09)		(0.08)

Total dividends and distributions	(0.32)		(0.60)	(0.67)		(0.73)	(0.75)		(0.79)

Net asset value, end of period	$15.58		$15.52	$16.39		$16.17	$16.08		$15.10

Total return (a)	2.50%		(1.67)% **	5.70%	#	5.30%	11.76%		14.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$725,662		$732,790	$1,105,227		$1,207,593	$1,123,905		$1,026,838
Average net assets (000 omitted)	$716,517		$970,083	$1,146,019		$1,143,740	$1,105,250		$967,750
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.45%	*	0.45%	0.45%		0.45%	0.45%	+	0.45%
Expenses, before waivers/reimbursements	0.58%	*	0.55%	0.54%		0.54%	0.54%	+	0.54%
Net investment income	3.17%	*	2.67%	2.54%		3.61%	4.19%	+	5.05%
Portfolio turnover rate (b)	118%		193%	136%		121%	105%		75%

†	Based on average shares outstanding.
*	Annualized.
**	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2013 by 0.01%.
***	Amount reclassified from realized gain (loss) on investment transactions.
#	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.08% for the year ended September 30, 2012.
+	The ratio includes expenses attributable to costs of proxy solicitation.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	The Portfolio accounts for dollar roll transactions as purchases and sales.

See Notes to Financial Statements.

24	Sanford C. Bernstein Fund II, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”). The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that

2014 Semi-Annual Report	25

Notes to Financial Statements (continued)

market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

26	Sanford C. Bernstein Fund II, Inc.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2014:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Mortgage Pass-Throughs	$0	$160,035,564	$0	$160,035,564
Corporates—Investment Grades	0	158,767,722	0	158,767,722
Asset-Backed Securities	0	98,016,376	11,202,532	109,218,908
Governments—Treasuries	0	96,863,676	0	96,863,676
Commercial Mortgage-Backed Securities	0	78,420,298	1,010,739	79,431,037
Agencies	0	32,680,736	0	32,680,736
Corporates—Non-Investment Grades	0	21,528,107	0	21,528,107
Quasi-Sovereigns	0	17,128,526	0	17,128,526
Inflation-Linked Securities	0	16,639,378	0	16,639,378
Collateralized Mortgage Obligations	0	289,297	12,126,521	12,415,818
Governments—Sovereign Bonds	0	4,915,463	0	4,915,463
Local Governments—Municipal Bonds	0	2,714,967	0	2,714,967
Preferred Stocks	2,714,845	0	0	2,714,845
Emerging Markets—Corporate Bonds	0	2,142,660	0	2,142,660
Governments—Sovereign Agencies	0	958,017	0	958,017
Short-Term Investments:
U.S. Treasury Bills	0	50,556,608	0	50,556,608
Investment Companies	41,990,972	0	0	41,990,972
Governments—Treasuries	0	20,344,974	0	20,344,974
Total Investments in Securities	44,705,817	762,002,369	24,339,792	831,047,978
Other Financial Instruments* :
Assets:
Futures	208,180	0	0	208,180	#
Forward Currency Exchange Contracts	0	350,221	0	350,221
Centrally Cleared Interest Rate Swaps	0	119,517	0	119,517	#
Credit Default Swaps	0	130,763	0	130,763
Interest Rate Swaps	0	422,885	0	422,885
Liabilities:
Futures	(85,282)	0	0	(85,282	)#
Forward Currency Exchange Contracts	0	(829,274)	0	(829,274)
Centrally Cleared Credit Default Swaps	0	(490,519)	0	(490,519	)#
Centrally Cleared Interest Rate Swaps	0	(150,475)	0	(150,475	)#
Interest Rate Swaps	0	(60,143)	0	(60,143)
Total+	$44,828,715	$761,495,344	$24,339,792	$830,663,851

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange traded derivatives in the portfolio of investments.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

2014 Semi-Annual Report	27

Notes to Financial Statements (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	ASSET-BACKED SECURITIES	COMMERCIAL MORTGAGE-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/13	$8,916,081	$3,858,909	$10,167,977
Accrued discounts/(premiums)	15,313	(1,514)	44,828
Realized gain (loss)	35,057	89,135	(714,179)
Change in unrealized appreciation/depreciation	113,065	(98,782)	1,241,968
Purchases	5,097,814	0	3,516,868
Sales	(2,974,798)	(2,837,009)	(2,130,941)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	0	0	0

Balance as of 3/31/14	$11,202,532	$1,010,739	$12,126,521

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$117,422	$(16,659)	$431,234

	BANK LOANS	TOTAL
Balance as of 9/30/13	$624,375	$23,567,342
Accrued discounts/(premiums)	0	58,627
Realized gain (loss)	(12,575)	(602,562)
Change in unrealized appreciation/depreciation	125,625	1,381,876
Purchases	0	8,614,682
Sales	(737,425)	(8,680,173)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/14	$0	$24,339,792

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$0	$531,997

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at March 31, 2014:

	QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
	FAIR VALUE AT 3/31/14	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Asset-Backed Securities	$9,597,828	Third Party Vendor	Evaluated Quotes	$69.69-$102.10/$95.62
	$1,604,704	Valuation Committee Valuation	Transaction Price	$90.46/ N/A
Commercial Mortgage-Backed Securities	$1,010,739	Third Party Vendor	Evaluated Quotes	$99.58/ N/A
Collateralized Mortgage Obligations	$12,126,521	Third Party Vendor	Evaluated Quotes	$61.37-$106.31/$87.96

28	Sanford C. Bernstein Fund II, Inc.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

2014 Semi-Annual Report	29

Notes to Financial Statements (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H.	Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the Advisory Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolio pays the Adviser an advisory fee at an annual rate of 0.50% of the average daily net assets of the Portfolio for the first $1 billion and 0.45% thereafter. Pursuant to an Expense Limitation Agreement, during the reporting period,

30	Sanford C. Bernstein Fund II, Inc.

the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 31, 2015 and may be extended by the Adviser for additional one-year terms. For the six months ended March 31, 2014, the aggregate amount of such fee waiver was $451,914.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments and other transactions with Affiliated Issuers

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended March 31, 2014 is as follows:

MARKET VALUE SEPTEMBER 30, 2013 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE MARCH 31, 2014 (000)	DIVIDEND INCOME (000)
$98,162	$181,877	$238,048	$41,991	$19

Brokerage commissions paid on investment transactions for the six months ended March 31, 2014 amounted to $2,242, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2014, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$72,776,552	$107,535,045
U.S. government securities	775,034,577	747,843,143

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$25,664,193
Gross unrealized depreciation	(4,431,035)

Net unrealized appreciation	$21,233,158

2014 Semi-Annual Report	31

Notes to Financial Statements (continued)

B.	Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2014, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended March 31, 2014, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted

32	Sanford C. Bernstein Fund II, Inc.

against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2014, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create

2014 Semi-Annual Report	33

Notes to Financial Statements (continued)

exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended March 31, 2014, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At March 31, 2014, the Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $3,000,000, with net unrealized appreciation/depreciation of $130,763, and terms of less than 4 years, as reflected in the schedule of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of March 31, 2014, the Portfolio had no Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’ net liability, held by the defaulting party, may be delayed or denied.

34	Sanford C. Bernstein Fund II, Inc.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of March 31, 2014, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $602,696. If a trigger event had occurred at March 31, 2014, for those derivatives in a net liability position, an amount of $602,696 would be required to be posted by the Portfolio.

At March 31, 2014, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on futures	$208,180	*	Margin due from/owed to broker on futures	$85,282	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	350,221		Unrealized depreciation of forward currency exchange contracts	829,274
Interest rate contracts	Unrealized appreciation on interest rate swaps	422,885		Unrealized depreciation on interest rate swaps	60,143
Interest rate contracts	Margin due from/owed to broker on centrally cleared interest rate swaps	119,517	*	Margin due from/owed to broker on centrally cleared interest rate swaps	150,475	*
Credit contracts	Unrealized appreciation on credit default swaps	130,763
Credit contracts				Margin due from/owed to broker on centrally cleared credit default swaps	490,519	*
Total		$1,231,566			$1,615,693

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$590,787	$(380,518)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(21,836)	(163,801)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	540,124	(614,769)

2014 Semi-Annual Report	35

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(284,738)	$(489,676)
Total		$824,337	$(1,648,764)

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended March 31, 2014:

Futures:
Average original value of buy contracts	$36,218,542
Average original value of sale contracts	$7,698,395

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,238,195	(a)
Average principal amount of sale contracts	$37,674,674

Interest Rate Swaps:
Average notional amount	$24,370,000

Centrally Cleared Interest Rate Swaps:
Average notional amount	$39,358,992

Credit Default Swaps:
Average notional amount of sale contracts	$3,000,000

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$18,226,667

(a)	Positions were open for four months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of March 31, 2014:

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED		SECURITIES COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Barclays Bank PLC	$100,435	$0	$0		$0	$100,435
Credit Suisse International	57,448	(2,547)	0		0	54,901
Goldman Sachs Bank USA	11,582	(11,582)	0		0	0
HSBC Bank USA	184,911	(159,156)	0		0	25,755
JPMorgan Chase Bank, NA	422,885	(60,143)	(362,742	)**	0	0
Exchange-Traded Morgan Stanley & Co., LLC*	64,068	(35,435)	0		0	28,633
State Street Bank & Trust Co.	49,065	(49,065)	0		0	0
UBS AG	4,228	(4,228)	0		0	0

Total	$894,622	$(322,156)	$(362,742)		$0	$209,724

36	Sanford C. Bernstein Fund II, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITIES COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
BNP Paribas SA	$10,539	$0	$0	$0	$10,539
Credit Suisse International	2,547	(2,547)	0	0	0
Goldman Sachs Bank USA	312,181	(11,582)	0	0	300,599
HSBC Bank USA	159,156	(159,156)	0	0	0
JPMorgan Chase Bank, NA	60,143	(60,143)	0	0	0
Exchange-Traded Morgan Stanley & Co., LLC*	35,435	(35,435)	0	0	0
Exchange-Traded New Edge USA, LLC*	43,094	0		0	43,094
State Street Bank & Trust Co.	338,689	(49,065)	0	0	289,624
UBS AG	6,162	(4,228)	0	0	1,934

Total	$967,946	$(322,156)	$0	$0	$645,790

*	In addition to the amounts reflected abouve, cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2014.

**	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

C.	Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended March 31, 2014, the Portfolio earned drop income of $1,832,654 which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with

2014 Semi-Annual Report	37

Notes to Financial Statements (continued)

respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended March 31, 2014, the average amount of reverse repurchase agreements outstanding was $337,853 and the daily weighted average interest rate was (0.32)%. During the period, the Portfolio received net interest payments from counterparties. At March 31, 2014, the Portfolio had no reverse repurchase agreements outstanding.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$31,680,559	$32,819,931
Net long-term capital gains	5,344,161	14,936,550

Total distributions paid	$37,024,720	$47,756,481

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(a)	UNREALIZED APPRECIATION/ (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(c)
$91,523	$1,083,874	$(1,609)	$19,846,218	$21,020,006

(a)	For the year ended September 30, 2013, the Portfolio elected to defer $1,609 of straddle losses.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to tax deferral of losses on wash sales, the tax treatment of swaps, Treasury inflation-protected securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of September 30, 2013, the Portfolio did not have any capital loss carryforwards.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

38	Sanford C. Bernstein Fund II, Inc.

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

2014 Semi-Annual Report	39

Notes to Financial Statements (continued)

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

Share transactions for the six months ended March 31, 2014 and the year ended September 30, 2013, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Shares sold	3,378,714	13,602,168
Shares issued to shareholders on reinvestment of dividends and distributions	806,042	1,837,504
Shares redeemed	(4,813,469)	(35,653,898)

Net decrease in shares outstanding	(628,713)	(20,214,226)
Shares outstanding at beginning of period	47,208,868	67,423,094

Shares outstanding at end of period	46,580,155	47,208,868

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended March 31, 2014.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

40	Sanford C. Bernstein Fund II, Inc.

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

Marshall C. Turner, Jr.*

Chairman

John H. Dobkin*

Michael J. Downey*

William H. Foulk, Jr.*

D. James Guzy*

Nancy P. Jacklin*

Robert M. Keith

President and Chief Executive Officer

Garry L. Moody*

Earl D. Weiner*

OFFICERS**

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon

Vice President

Shawn E. Keegan

Vice President

Alison M. Martier

Vice President

Douglas J. Peebles

Vice President

Greg J. Wilensky

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Vincent S. Noto

Chief Compliance Officer

Stephen M. Woetzel

Controller

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, New York 10036

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

** The day-to-day management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Messrs. DeNoon, Keegan, Peebles and Wilensky and Ms. Martier are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

2014 Semi-Annual Report	41

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Sanford C. Bernstein II, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of Bernstein Intermediate Duration Institutional Portfolio, the Fund’s sole portfolio, at a meeting held on November 5-7, 2013.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that no reimbursements had been made to date by the Fund. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

42	Sanford C. Bernstein Fund II, Inc.

affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services. The directors recognized that the Adviser’s profitability would be lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Fund as compared with the Barclays Capital U.S. Aggregate Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2013 and (in the case of comparisons with the Index) the period since inception (May 2002 inception). The directors noted that the Fund was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods, and in the 3rd quintile of the Performance Group and the Performance Universe for the 5- and 10-year periods. The Fund outperformed the Index in all periods. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance in the 1- and 3-year periods, the directors concluded that the Fund’s performance over time was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Fund’s fee schedule started at the same fee rate and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Fund’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors also noted that the Adviser advises another AllianceBernstein fund with a similar investment style and that the fee schedule for the other AllianceBernstein fund had lower breakpoints than the fee schedule in the Fund’s Advisory Agreement. The directors also noted that application of such fee schedule to the level of assets of the Fund would result in the same fee rate as that in the Fund’s Advisory Agreement.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of

2014 Semi-Annual Report	43

Information Regarding the Review and Approval of the Fund’s Advisory Agreement (continued)

all “no load” funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely the expense ratios of some of the other funds in the Fund’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that, at the Fund’s current size, its contractual effective advisory fee rate of 50 basis points was higher than the Expense Group median. The directors also noted that the Fund’s total expense ratio, giving effect to a cap by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint that reduces the Fund’s fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors had also requested and received from the Adviser certain updates on economies of scale at the May 2013 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

44	Sanford C. Bernstein Fund II, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund II, Inc. – Intermediate Duration Institutional Portfolio (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAP & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown are the Fund’s net assets on September 30, 2013.

FUND	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS	NET ASSETS 09/30/13 ($MM)
Intermediate Duration Institutional Portfolio[5]	0.50% on 1st 1 billion 0.45% on the balance	$733.1

1 The information in the fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.

2 Future references to the Fund do not include “Sanford C. Bernstein Fund II, Inc.”

3 Jones v. Harris at 1427.

4 Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG. The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG regulated fee schedule for AllianceBernstein Mutual Funds with a category of “High Income.”

5 The Fund has an expense cap of 0.45%, which effectively reduces the advisory fee.

2014 Semi-Annual Report	45

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amount set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Fund’s prospectus update. In addition, set forth below is the gross expense ratio of the Fund, annualized for the most recent semi-annual period:6

FUND	EXPENSE CAP PURSUANT TO EXPENSE LIMITATION UNDERTAKING	GROSS EXPENSE RATIO (3/31/13)[7]	FISCAL YEAR END
Intermediate Duration Institutional Portfolio	0.45%	0.55%	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2013 net assets:9

FUND	NET ASSETS 9/30/13 ($MM)	ALLIANCEBERNSTEIN INSTITUTIONAL FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration Institutional Portfolio	$733.1	U.S. Strategic Core Plus Schedule 0.50% on 1st $30 million 0.20% on the balance Minimum Account Size: $25m	0.212%	0.500%

6 Semi-annual total expense ratios are unaudited.

7 Annualized.

8 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

46	Sanford C. Bernstein Fund II, Inc.

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Fund, and its advisory fee schedule is shown below. In addition, set forth is what would have been the effective fee for the Fund had the advisory fee schedule of Intermediate Duration Portfolio been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2013 net assets:

FUND	SCB FUND PORTFOLIO	FEE SCHEDULE	SCB FUND EFFECTIVE FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration Institutional Portfolio	Intermediate Duration Portfolio	0.50% on 1st $1 billion 0.45% on next $ 2 billion 0.40% on next $ 2 billion 0.35% on next $ 2 billion 0.30% thereafter	0.500%	0.500%[10]

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The AVPS Intermediate Bond Portfolio has a similar investment style as the Fund, and its advisory fee schedule is set forth below.11 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2013 net assets.

FUND	AVPS PORTFOLIO	FEE SCHEDULE	AVPS EFFECTIVE FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration Institutional Portfolio	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.500%[10]

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)13 and the Fund’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

10 The Fund has an expense cap 0.45% which effectively reduces the advisory fees by at least five basis points.

11 AVPS was also affected by the settlement between the Adviser and the NYAG.

12 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

14 The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

2014 Semi-Annual Report	47

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

FUND	CONTRACTUAL MANAGEMENT FEE (%)[15]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK
Intermediate Duration Institutional Portfolio	0.500	0.450	11/17

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.

FUND	TOTAL EXPENSE RATIO (%)	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Intermediate Duration Institutional Portfolio	0.450	0.494	5/17	0.548	19/94

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES

The Fund’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during the calendar year 2012, relative to 2011.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two

15 The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

16 The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

48	Sanford C. Bernstein Fund II, Inc.

dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings19 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended July 31, 2013.21

		FUND RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Intermediate Duration Institutional Portfolio	1 year	-1.44	-0.77	-0.43	15/17	76/91
	3 year	3.63	4.05	4.22	14/16	69/86
	5 year	6.28	6.23	6.34	8/16	39/72
	10 year	5.13	5.13	5.32	7/13	28/49

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold) versus its benchmark.22 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown. 23

	PERIODS ENDING JULY 31, 2013 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
						VOLATILITY (%)	SHARPE (%)
Intermediate Duration Institutional Portfolio	-1.44	3.63	6.28	5.13	5.25	4.12	0.80	10
Barclays Capital U.S Aggregate Bond Index	-1.91	3.19	5.23	4.89	5.13	3.43	0.90	10
Inception Date: May 17, 2002

18 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19 Fund performance returns were provided by Lipper.

20 The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

21 The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

22 The Adviser provided Fund and benchmark performance return information for periods through July 31, 2013.

23 Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

2014 Semi-Annual Report	49

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

50	Sanford C. Bernstein Fund II, Inc.

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–2038–0314

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	May 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	May 22, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	May 22, 2014